Exhibit 10.7

AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

This Amendment (hereinafter referred to as this “Amendment”) to the Registration Rights Agreement (the “RRA”), is entered into by IDW Media Holdings, Inc., a Delaware corporation (the “Company”), Raging Capital Master Fund, Ltd., a Cayman entity (“Raging Capital”) and William C. Martin (“Martin” and together with Raging Capital, the “Stockholders”) effective March [25], 2020 (the “Effective Date”). All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to such terms in the RRA as amended hereby.

RECITALS:

WHEREAS, the Company and the Stockholders are parties to the Registration Rights Agreement, dated as of March 6, 2020, pursuant to which the Company undertook to take certain actions related to the registration of Class B common stock of the Company purchased by the Stockholders.

WHEREAS, due to the effects of the COVID-19 pandemic on the world, capital markets, governments and businesses, including, but not limited to, the Company and the Company’s employees, customers, partners and advisors, the Company and the Stockholders wish to amend the RRA as more fully set forth herein.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and Stockholders agree as follows:

1. Section 1.1 of the RRA is hereby amended to provide that all references to a period of forty-five days from the date of the RRA shall be replaced with a reference to “no later than September 1, 2020,” provided, however, in the event the effects of Covid-19 and the impact on the Company’s operations are such that it is not commercially reasonable to file the S-1 by September 1, 2020, the Company may seek to extend the deadline as set forth in this Amendment.

2. Except as amended by this Amendment, the RRA remains unmodified and in full force and effect.

3. The parties may sign this Amendment in counterparts. The signature pages from the counterparts may be attached to one counterpart to form a single document.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment, or caused this Amendment to be executed by their duly authorized representatives as of the date first above written.

IDW MEDIA HOLDINGS, INC.

By:	/s/ Ezra Rosensaft
Name:	Ezra Rosensaft
Title:	Chief Financial Officer

RAGING CAPITAL MASTER FUND, LTD.

By:	/s/ Frederick C. Wasch
Name:	Frederick C. Wasch
Title:	CFO, Raging Capital Management, LLC
Investment Manager of the Master Fund

/s/ WILLIAM C. MARTIN
WILLIAM C. MARTIN